Vanguard Alternative Strategies Fund

Supplement Dated November 1, 2019, to the Prospectus Dated
November 1, 2019

The account minimum required to open and maintain an account is $250,000. The account minimum will be reduced to $50,000 on or about November 4, 2019.

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